Exhibit (d)(1)(vii)

AMENDMENT NO. 7 TO

INVESTMENT ADVISORY AGREEMENT

March 17, 2026

Themes ETF Trust

34 East Putnam Avenue, Suite 112

Greenwich, CT 06830

Themes Management Company, LLC

34 East Putnam Avenue, Suite 112

Greenwich, CT 06830

RE:	Amended Exhibit A to Investment Advisory Agreement

Dear Sirs:

As provided in the Investment Advisory Agreement between Themes ETF Trust (the “Trust”) and Themes Management Company, LLC (the “Adviser”), dated November 3, 2023 (the “Contract”), the parties may amend the Contract by mutual consent, and the consent of the Trust must be approved by a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons, and in accordance with the Investment Company Act of 1940, as amended.

The Trust and the Adviser hereby agree to amend the Contract to add certain Funds to Exhibit A, which shall take effect upon each Fund’s commencement of operations. The current Exhibit A is replaced with the Amended and Restated Exhibit A attached hereto.

THEMES ETF TRUST

By:	/s/ Jose C. Gonzalez-Navarro
	Name:	Jose C. Gonzalez-Navarro
	Title:	Trustee

THEMES MANAGEMENT COMPANY, LLC

By:	/s/ Calvin Tsang
	Name:	Calvin Tsang
	Title:	Head of Product Management & Development

AMENDED AND RESTATED

EXHIBIT A

(effective March 17, 2026)

Themes ETFs

Fund	Annual Advisory Fee (as a % of average daily net assets)
Themes US Internet ETF	0.29%
Themes Industry 4.0 ETF	0.35%
Themes US R&D Champions ETF	0.29%
Themes Humanoid Robotics ETF	0.35%
Themes Semiconductors ETF	0.35%
Themes Cloud Computing ETF	0.35%
Themes Cybersecurity ETF	0.35%
Themes Gold Miners ETF	0.35%
Themes Junior Gold Miners ETF	0.35%
Themes Silver Miners ETF	0.35%
Themes Future of Farming ETF	0.35%
Themes Renewable Energy ETF	0.35%
Themes Wind Energy ETF	0.35%
Themes Solar Energy ETF	0.35%
Themes Airlines ETF	0.35%
Themes European Luxury ETF	0.35%
Themes Natural Monopoly ETF	0.35%
Themes US Cash Flow Champions ETF	0.29%
Themes US Small Cap Cash Flow Champions ETF	0.29%
Themes Generative Artificial Intelligence ETF	0.35%
Themes Global Systemically Important Banks ETF	0.35%

Themes Alcoholic Beverage ETF	0.35%
Themes Autonomous Driving ETF	0.35%
Themes Copper Miners ETF	0.35%
Themes Lithium & Battery Metal Miners ETF	0.35%
Themes Transatlantic Defense ETF	0.35%
Themes Uranium & Nuclear ETF	0.35%
Themes US BuyBack Champions ETF	0.29%
Themes US Capital Stability Champions ETF	0.29%
Themes US Infrastructure ETF	0.29%
Themes US Pricing Power Champions ETF	0.29%
Themes Waste & Recycling ETF	0.35%
Themes China Commodity Strategy ETF	0.55%
Themes S&P 500 Dual Options Income ETF	0.49%
Themes S&P 500 Enhanced Iron Condor Income ETF	0.49%
Themes S&P 500 Ultra Enhanced Iron Condor Income ETF	0.49%
Themes Nasdaq 100 Dual Options Income ETF	0.49%
Themes Nasdaq 100 Enhanced Iron Condor Income ETF	0.49%
Themes Nasdaq 100 Ultra Enhanced Iron Condor Income ETF	0.49%
Themes Russell 2000 Dual Options Income ETF	0.49%
Themes Russell 2000 Enhanced Iron Condor Income ETF	0.49%
Themes Russell 2000 Ultra Enhanced Iron Condor Income ETF	0.49%
Themes S&P 500 Dynamic Covered Call Strategy ETF	0.39%
Themes AAPL PutWrite Options Income ETF	0.39%
Themes AMZN PutWrite Options Income ETF	0.39%
Themes COIN PutWrite Options Income ETF	0.39%
Themes GOOGL PutWrite Options Income ETF	0.39%
Themes MSFT PutWrite Options Income ETF	0.39%

Themes NVDA PutWrite Options Income ETF	0.39%
Themes TSLA PutWrite Options Income ETF	0.39%
Themes VIX PutWrite Options Income ETF	0.49%
Leverage Shares 2X Long TSLA Daily ETF	0.75%
Leverage Shares 2X Long NVDA Daily ETF	0.75%
Leverage Shares 2X Long ASML Daily ETF	0.75%
Leverage Shares 2X Long AAPL Daily ETF	0.75%
Leverage Shares 2X Long BA Daily ETF	0.75%
Leverage Shares 2X Long COIN Daily ETF	0.75%
Leverage Shares 2X Long AMD Daily ETF	0.75%
Leverage Shares 2X Long META Daily ETF	0.75%
Leverage Shares 2X Long MSFT Daily ETF	0.75%
Leverage Shares 2X Long TSM Daily ETF	0.75%
Leverage Shares 2X Long ARM Daily ETF	0.75%
Leverage Shares 2X Short TSLA Daily ETF	0.75%
Leverage Shares 2X Short NVDA Daily ETF	0.75%
Leverage Shares 2X Long LLY Daily ETF	0.75%
Leverage Shares 2X Long NVO Daily ETF	0.75%
Leverage Shares 2X Long ABBV Daily ETF	0.75%
Leverage Shares 2X Long LMT Daily ETF	0.75%
Leverage Shares 2X Long RTX Daily ETF	0.75%
Leverage Shares 2X Long XYZ Daily ETF	0.75%
Leverage Shares 2X Long MARA Daily ETF	0.75%
Leverage Shares 2X Long PYPL Daily ETF	0.75%
Leverage Shares 2X Long AVGO Daily ETF	0.75%
Leverage Shares 2X Long PANW Daily ETF	0.75%
Leverage Shares 2X Long CRWD Daily ETF	0.75%

Leverage Shares 2X Long PLTR Daily ETF	0.75%
Leverage Shares 2X Long ADBE Daily ETF	0.75%
Leverage Shares 2X Long BABA Daily ETF	0.75%
Leverage Shares 2X Long MSTR Daily ETF	0.75%
Leverage Shares 2X Long AMZN Daily ETF	0.75%
Leverage Shares 2X Long UBER Daily ETF	0.75%
Leverage Shares 2X Long CMG Daily ETF	0.75%
Leverage Shares 2X Long NLFX Daily ETF	0.75%
Leverage Shares 2X Long INTC Daily ETF	0.75%
Leverage Shares 2X Long SMCI Daily ETF	0.75%
Leverage Shares 2X Long AAL Daily ETF	0.75%
Themes China Generative Artificial Intelligence ETF	0.39%
Leverage Shares 2X Long QCOM Daily ETF	0.75%
Leverage Shares 2x Long BYD Daily ETF	0.75%
Leverage Shares 2X Long HOOD Daily ETF	0.75%
Leverage Shares 2X Long IONQ Daily ETF	0.75%
Leverage Shares 2X Long MRVL Daily ETF	0.75%
Leverage Shares 2X Long CRM Daily ETF	0.75%
Leverage Shares 2X Long HIMS Daily ETF	0.75%
Leverage Shares 2X Long BBAI Daily ETF	0.75%
Leverage Shares 2X Long SOUN Daily ETF	0.75%
Leverage Shares 2X Long RGTI Daily ETF	0.75%
Leverage Shares 2X Long COST Daily ETF	0.75%
Leverage Shares 2X Long VST Daily ETF	0.75%
Leverage Shares 2X Long RKLB Daily ETF	0.75%
Leverage Shares 2X Long AFRM Daily ETF	0.75%
Leverage Shares 2X Long GOLD Daily ETF	0.75%

Leverage Shares 2X Long NEM Daily ETF	0.75%
Leverage Shares 2X Long OKLO Daily ETF	0.75%
Leverage Shares 2X Long FUTU Daily ETF	0.75%
Leverage Shares 2X Long PDD Daily ETF	0.75%
Leverage Shares 2X Long JD Daily ETF	0.75%
Leverage Shares 2X Long ABNB Daily ETF	0.75%
Leverage Shares 2x Capped Accelerated COIN Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated MSTR Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated NVDA Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated PLTR Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated TSLA Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated IBIT Monthly ETF	0.75%
Leverage Shares 2x Long Bitcoin Daily ETF	0.75%
Leverage Shares 2x Long Ether Daily ETF	0.75%
Leverage Shares 2x Long XRP Daily ETF	0.75%
Leverage Shares 2x Long Solana Daily ETF	0.75%
Leverage Shares 2x Short Bitcoin Daily ETF	0.75%
Leverage Shares 2x Short Ether Daily ETF	0.75%
Leverage Shares 2x Short XRP Daily ETF	0.75%
Leverage Shares 2x Short Solana Daily ETF	0.75%
Leverage Shares 2x Long ACHR Daily ETF	0.75%
Leverage Shares 2X Long APLD Daily ETF	0.75%
Leverage Shares 2X Long APP Daily ETF	0.75%
Leverage Shares 2X Long ARGT Daily ETF	0.75%
Leverage Shares 2X Long ASTS Daily ETF	0.75%
Leverage Shares 2X Long AUR Daily ETF	0.75%
Leverage Shares 2X Long BULL Daily ETF	0.75%

Leverage Shares 2X Long CRCL Daily ETF	0.75%
Leverage Shares 2X Long CRWV Daily ETF	0.75%
Leverage Shares 2X Long DKNG Daily ETF	0.75%
Leverage Shares 2X Long DUOL Daily ETF	0.75%
Leverage Shares 2X Long ETOR Daily ETF	0.75%
Leverage Shares 2X Long FMCC Daily ETF	0.75%
Leverage Shares 2X Long FNMA Daily ETF	0.75%
Leverage Shares 2X Long GLXY Daily ETF	0.75%
Leverage Shares 2X Long GRAB Daily ETF	0.75%
Leverage Shares 2X Long HTZ Daily ETF	0.75%
Leverage Shares 2X Long LVMUY Daily ETF	0.75%
Leverage Shares 2X Long LYFT Daily ETF	0.75%
Leverage Shares 2X Long MELI Daily ETF	0.75%
Leverage Shares 2X Long NET Daily ETF	0.75%
Leverage Shares 2X Long NU Daily ETF	0.75%
Leverage Shares 2X Long NVTS Daily ETF	0.75%
Leverage Shares 2X Long OKTA Daily ETF	0.75%
Leverage Shares 2X Long ON Daily ETF	0.75%
Leverage Shares 2X Long OSCR Daily ETF	0.75%
Leverage Shares 2X Long PBR Daily ETF	0.75%
Leverage Shares 2X Long QBTS Daily ETF	0.75%
Leverage Shares 2X Long RDDT Daily ETF	0.75%
Leverage Shares 2X Long SBUX Daily ETF	0.75%
Leverage Shares 2X Long SHOP Daily ETF	0.75%
Leverage Shares 2X Long SMR Daily ETF	0.75%
Leverage Shares 2X Long SPOT Daily ETF	0.75%
Leverage Shares 2X Long TCEHY Daily ETF	0.75%

Leverage Shares 2X Long TEM Daily ETF	0.75%
Leverage Shares 2X Long TMDX Daily ETF	0.75%
Leverage Shares 2X Long TTWO Daily ETF	0.75%
Leverage Shares 2X Long UNH Daily ETF	0.75%
Leverage Shares 2X Long VALE Daily ETF	0.75%
Leverage Shares 2X Long ZM Daily ETF	0.75%
Leverage Shares 2X Long ZS Daily ETF	0.75%
Leverage Shares 2X Long FIG Daily ETF	0.75%
Leverage Shares 2X Long BLSH Daily ETF	0.75%
Leverage Shares 2X Long MP Daily ETF	0.75%
Leverage Shares 2X Long LULU Daily ETF	0.75%
Leverage Shares 2X Long CRSP Daily ETF	0.75%
Leverage Shares 2X Long TER Daily ETF	0.75%
Leverage Shares 2X Long BMNR Daily ETF	0.75%
Leverage Shares 2X Long NBIS Daily ETF	0.75%
Leverage Shares 2X Long ISRG Daily ETF	0.75%
Leverage Shares 2X Long CNC Daily ETF	0.75%
Leverage Shares 2X Long HUM Daily ETF	0.75%
Leverage Shares 2X Long ELV Daily ETF	0.75%
Leverage Shares 2X Long CI Daily ETF	0.75%
Leverage Shares 2X Long SBET Daily ETF	0.75%
Leverage Shares 2X Long OPEN Daily ETF	0.75%
Leverage Shares 2X Long CIFR Daily ETF	0.75%
Leverage Shares 2X Long DECK Daily ETF	0.75%
Leverage Shares 2X Long TTD Daily ETF	0.75%
Leverage Shares 2X Long UPS Daily ETF	0.75%
Leverage Shares 2X Long KMX Daily ETF	0.75%

Leverage Shares 2X Long DOW Daily ETF	0.75%
Leverage Shares 2X Long LRCX Daily ETF	0.75%
Leverage Shares 2X Long KLAC Daily ETF	0.75%
Leverage Shares 2X Long GEMI Daily ETF	0.75%
Leverage Shares 2x Capped Accelerated CRCL Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated HOOD Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated FIG Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated BLSH Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated SBET Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated RGTI Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated BBAI Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated HIMS Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated LLY Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated APP Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated QBTS Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated CRWV Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated BULL Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated BMNR Monthly ETF	0.75%
Leverage Shares 2x Capped Accelerated GEMI Monthly ETF	0.75%
Leverage Shares 200SMA 2x/1x Long QQQ Daily ETF	0.75%
Leverage Shares 200SMA 2x/1x Long IWM Daily ETF	0.75%
Leverage Shares 200SMA 2x/1x Long SPY Daily ETF	0.75%
Leverage Shares 200SMA 2x/1x Long ACWI Daily ETF	0.75%
Leverage Shares 200SMA 2x/1x Long MAG7 Daily ETF	0.75%
Leverage Shares 200SMA 2x/1x Long Semiconductor Daily ETF	0.75%
Leverage Shares 2x Long ALB Daily ETF	0.75%
Leverage Shares 2X Long ASST Daily ETF	0.75%
Leverage Shares 2x Long AXP Daily ETF	0.75%

Leverage Shares 2X Long BE Daily ETF	0.75%
Leverage Shares 2X Long BIDU Daily ETF	0.75%
Leverage Shares 2x Long BITF Daily ETF	0.75%
Leverage Shares 2x Long BTBT Daily ETF	0.75%
Leverage Shares 2x Long BTCS Daily ETF	0.75%
Leverage Shares 2x Long BTDR Daily ETF	0.75%
Leverage Shares 2x Long BYND Daily ETF	0.75%
Leverage Shares 2x Long CAVA Daily ETF	0.75%
Leverage Shares 2x Long CORZ Daily ETF	0.75%
Leverage Shares 2x Long CRML Daily ETF	0.75%
Leverage Shares 2x Long DFDV Daily ETF	0.75%
Leverage Shares 2x Long DNN Daily ETF	0.75%
Leverage Shares 2x Long FCX Daily ETF	0.75%
Leverage Shares 2x Long FORD Daily ETF	0.75%
Leverage Shares 2x Long GAP Daily ETF	0.75%
Leverage Shares 2X Long GEV Daily ETF	0.75%
Leverage Shares 2x Long GILD Daily ETF	0.75%
Leverage Shares 2x Long GLW Daily ETF	0.75%
Leverage Shares 2x Long GRAY Daily ETF	0.75%
Leverage Shares 2x Long HIVE Daily ETF	0.75%
Leverage Shares 2x Long HUT Daily ETF	0.75%
Leverage Shares 2X Long IREN Daily ETF	0.75%
Leverage Shares 2X Long LAC Daily ETF	0.75%
Leverage Shares 2x Long LAES Daily ETF	0.75%
Leverage Shares 2x Long LI Daily ETF	0.75%

Leverage Shares 2X Long NIO Daily ETF	0.75%
Leverage Shares 2x Long NMAX Daily ETF	0.75%
Leverage Shares 2x Long ONDS Daily ETF	0.75%
Leverage Shares 2x Long ORLY Daily ETF	0.75%
Leverage Shares 2x Long PLUG Daily ETF	0.75%
Leverage Shares 2x Long POET Daily ETF	0.75%
Leverage Shares 2x Long RCAT Daily ETF	0.75%
Leverage Shares 2x Long RR Daily ETF	0.75%
Leverage Shares 2X Long SATS Daily ETF	0.75%
Leverage Shares 2x Long SKYT Daily ETF	0.75%
Leverage Shares 2x Long SLB Daily ETF	0.75%
Leverage Shares 2X Long SNAP Daily ETF	0.75%
Leverage Shares 2x Long SUIG Daily ETF	0.75%
Leverage Shares 2x Long UAMY Daily ETF	0.75%
Leverage Shares 2x Long UEC Daily ETF	0.75%
Leverage Shares 2x Long UPXI Daily ETF	0.75%
Leverage Shares 2x Long USAR Daily ETF	0.75%
Leverage Shares 2x Long UUUU Daily ETF	0.75%
Leverage Shares 2x Long World Stock Daily ETF	0.75%
Leverage Shares 2x Long WULF Daily ETF	0.75%

Leverage Shares 2x Long XPEV Daily ETF	0.75%
Leverage Shares 2x Long ZS Daily ETF	0.75%
Leverage Shares 2x Short OKLO Daily ETF	0.75%
Leverage Shares 3X Long AMD Daily ETF	1.50%
Leverage Shares 3X Long AVGO Daily ETF	1.50%
Leverage Shares 3X Long COIN Daily ETF	1.50%
Leverage Shares 3X Long HOOD Daily ETF	1.50%
Leverage Shares 3X Long NVDA Daily ETF	1.50%
Leverage Shares 3X Long PLTR Daily ETF	1.50%
Leverage Shares 3X Long TSLA Daily ETF	1.50%
Leverage Shares 3X Long UNH Daily ETF	1.50%
Leverage Shares 2x Long STX Daily ETF	0.75%
Leverage Shares 2x Long SNDK Daily ETF	0.75%
Leverage Shares 2x Long WDC Daily ETF	0.75%
Leverage Shares 2x Long TXN Daily ETF	0.75%
Leverage Shares 2x Long COHR Daily ETF	0.75%
Leverage Shares 2x Long CIEN Daily ETF	0.75%
Leverage Shares 2x Long CAT Daily ETF	0.75%
Leverage Shares 2x Long SAP Daily ETF	0.75%
Leverage Shares 2x Long HON Daily ETF	0.75%
Leverage Shares 2x Long AG Daily ETF	0.75%
Leverage Shares 2x Long TMC Daily ETF	0.75%
Leverage Shares 2x Long NXPI Daily ETF	0.75%
Leverage Shares 2x Long CDNS Daily ETF	0.75%
Leverage Shares 2x Long ON Daily ETF	0.75%

Leverage Shares 2x Long PSTG Daily ETF	0.75%
Leverage Shares 2x Long NTAP Daily ETF	0.75%
Leverage Shares 2x Long AAOI Daily ETF	0.75%
Leverage Shares 2x Long AI Daily ETF	0.75%
Leverage Shares 2x Long KTOS Daily ETF	0.75%
Leverage Shares 2x Long CPNG Daily ETF	0.75%
Leverage Shares 2x Long HL Daily ETF	0.75%
Leverage Shares 2x Long AMKR Daily ETF	0.75%
Leverage Shares 2x Long FORM Daily ETF	0.75%
Leverage Shares 2x Long AMAT Daily ETF	0.75%
Leverage Shares 2x Long ENTG Daily ETF	0.75%
Leverage Shares 2x Long APD Daily ETF	0.75%
Leverage Shares 2x Long ETN Daily ETF	0.75%
Leverage Shares 2x Long LEU Daily ETF	0.75%
Leverage Shares 2x Long VSAT Daily ETF	0.75%
Leverage Shares 2x Long FPS Daily ETF	0.75%
Leverage Shares 2x Commodities K-1 Free Daily ETF	0.75%
Leverage Shares 2x Copper K-1 Free Daily ETF	0.75%
Leverage Shares 2x Gold K-1 Free Daily ETF	0.75%
Leverage Shares 2x Silver K-1 Free Daily ETF	0.75%

Leverage Shares 2x Natural Gas K-1 Free Daily ETF	0.75%
Leverage Shares 2x Oil K-1 Free Daily ETF	0.75%
Leverage Shares 2x Palladium K-1 Free Daily ETF	0.75%
Leverage Shares 2x Platinum K-1 Free Daily ETF	0.75%
Leverage Shares 2x Uranium K-1 Free Daily ETF	0.75%
Leverage Shares 2X Long MTVE Daily ETF	0.75%
Leverage Shares 2X Long CBRS Daily ETF	0.75%
Leverage Shares 2X Long [XNDU] Daily ETF	0.75%
Leverage Shares 2X Short MTVE Daily ETF	0.75%
Leverage Shares 2X Short CBRS Daily ETF	0.75%
Leverage Shares 2X Short [XNDU] Daily ETF	0.75%
Leverage Shares 2X Long [Discord] Daily ETF	0.75%
Leverage Shares 2X Short [Discord] Daily ETF	0.75%
Leverage Shares 2X Long [YSS] Daily ETF	0.75%
Leverage Shares 2X Short [YSS] Daily ETF	0.75%
Leverage Shares 2X Long [Strava] Daily ETF	0.75%
Leverage Shares 2X Short [Strava] Daily ETF	0.75%
Leverage Shares 2X Long [Anthropic] Daily ETF	0.75%
Leverage Shares 2X Short [Anthropic] Daily ETF	0.75%
Leverage Shares 2X Long [Databricks] Daily ETF	0.75%
Leverage Shares 2X Short [Databricks] Daily ETF	0.75%
Leverage Shares 2X Long [SpaceX + xAI] Daily ETF	0.75%
Leverage Shares 2X Short [SpaceX + xAI] Daily ETF	0.75%
Leverage Shares 2X Long [Lambda] Daily ETF	0.75%
Leverage Shares 2X Short [Lambda] Daily ETF	0.75%

Leverage Shares 2X Long [OpenAI] Daily ETF	0.75%
Leverage Shares 2X Short [OpenAI] Daily ETF	0.75%
Leverage Shares 2X Long [Stripe] Daily ETF	0.75%
Leverage Shares 2X Short [Stripe] Daily ETF	0.75%
Leverage Shares 2X Long [Dataiku] Daily ETF	0.75%
Leverage Shares 2X Short [Dataiku] Daily ETF	0.75%
Leverage Shares 3X Long MTVE Daily ETF	1.50%
Leverage Shares 3X Long CBRS Daily ETF	1.50%
Leverage Shares 3X Long [XNDU] Daily ETF	1.50%
Leverage Shares 3X Short MTVE Daily ETF	1.50%
Leverage Shares 3X Short CBRS Daily ETF	1.50%
Leverage Shares 3X Short [XNDU] Daily ETF	1.50%
Leverage Shares 3X Long [Anthropic] Daily ETF	1.50%
Leverage Shares 3X Long [Lambda] Daily ETF	1.50%
Leverage Shares 3X Long [OpenAI] Daily ETF	1.50%
Leverage Shares 3X Long [SpaceX + xAI] Daily ETF	1.50%
Leverage Shares 3X Long SNDK Daily ETF	1.50%
Leverage Shares 3X Long ASTS Daily ETF	1.50%
Leverage Shares 3X Long LITE Daily ETF	1.50%
Leverage Shares 3X Long IREN Daily ETF	1.50%

Leverage Shares 3X Long QBTS Daily ETF	1.50%
Leverage Shares 3X Long WDC Daily ETF	1.50%
Leverage Shares 3X Long MU Daily ETF	1.50%
Leverage Shares 3X Long TSM Daily ETF	1.50%
Leverage Shares 3X Long OKLO Daily ETF	1.50%
Leverage Shares 3X Long SMCI Daily ETF	1.50%
Leverage Shares 4X Long SpaceX + xAI Daily ETF	1.50%
Leverage Shares 4X Long [Lambda] Daily ETF	1.50%
Leverage Shares 4X Long [Anthropic] Daily ETF	1.50%
Leverage Shares 4X Long [OpenAI] Daily ETF	1.50%
Leverage Shares 4x Long SNDK Daily ETF	1.50%
Leverage Shares 4x Long ASTS Daily ETF	1.50%
Leverage Shares 4x Long LITE Daily ETF	1.50%
Leverage Shares 4x Long IREN Daily ETF	1.50%
Leverage Shares 4x Long QBTS Daily ETF	1.50%
Leverage Shares 4x Long WDC Daily ETF	1.50%
Leverage Shares 4x Long MU Daily ETF	1.50%
Leverage Shares 4x Long TSM Daily ETF	1.50%
Leverage Shares 4x Long OKLO Daily ETF	1.50%
Leverage Shares 4x Long SMCI Daily ETF	1.50%